UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2020
GATX Corporation
(Exact name of registrant as specified in its charter)

New York	1-2328	36-1124040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
233 South Wacker Drive
Chicago, Illinois 60606-7147
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
 __________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 14, 2020, we completed the sale of our American Steamship ("ASC") business. As a result, beginning in our Quarterly Report on Form 10-Q for the second quarter of 2020, we presented the ASC business as discontinued operations in our consolidated condensed financial statements for all periods presented. We are issuing this Current Report on Form 8-K to recast the ASC business as discontinued operations as of and for each of the periods covered by our 2019 Annual Report on Form 10-K ("2019 Form 10-K").

The information included in Exhibit 99.1 to this Current Report on Form 8-K is presented solely in connection with the presentation changes described above. Except as disclosed in Note 25. Subsequent Events in Item 8 of Exhibit 99.1 to this Current Report, Exhibit 99.1 to this Current Report on Form 8-K does not reflect events occurring after the Company filed its 2019 Form 10-K, and does not modify or update the disclosures therein in any way, other than to reflect the presentation of the ASC business as discontinued operations as described above. Therefore, Exhibit 99.1 to this Current Report on Form 8-K should be read in conjunction with our other filings made with the U.S. Securities and Exchange Commission ("SEC"), including, and subsequent to the date of, the 2019 Form 10-K. These subsequent SEC filings contain important information regarding events, developments, and updates affecting us and our expectations that have occurred since the filing of the 2019 Form 10-K.

Exhibit 99.1 of this Current Report on Form 8-K presents a recast of the following historical financial information, originally included in our 2019 Form 10-K, to reflect the presentation of the ASC business as discontinued operations:

•Selected Financial Data

•Management's Discussion and Analysis of Financial Condition and Results of Operations

•Financial Statements and Supplementary Data

Exhibit 99.1 to this Current Report on Form 8-K is attached hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1	Recast of GATX's Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Supplementary Data.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX CORPORATION
(Registrant)

/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
November 6, 2020